UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2026

PERMIAN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37697	41-3338782
(State or other jurisdiction of incorporation)	(Registration Number)	(IRS Employer Identification No.)

300 N. Marienfeld St., Suite 1000

Midland, Texas 79701

(Address of principal executive office, including zip code)

Registrant’s telephone number, including area code: (432) 695-4222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On December 22, 2025, Permian Resources Corporation, a Delaware corporation (“Old PR”), announced plans to pursue a reorganization transaction in order to, among other things, reorganize under a new public holding company (such transactions, collectively, with the Class C Share Cancellation and the Opco Unit Exchange (each, as defined below), the “Reorganization”). On January 7, 2026, Old PR implemented the Reorganization. Following the implementation of the Reorganization, Old PR became a wholly owned subsidiary of a new holding company, PRC NewCo Inc, a Delaware corporation (the “Company”), which replaced Old PR as the public company trading on The New York Stock Exchange (the “NYSE”) under the ticker symbol “PR.” In addition, the Company changed its name to “Permian Resources Corporation” and Old PR changed its name to “Permian Resources Holdings Inc.” This Current Report on Form 8-K (this “Current Report”) is being filed for the purpose of establishing the Company as the successor issuer pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain other matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), are deemed registered under Section 12(b) of the Exchange Act as the Class A Common Stock of the successor issuer.

Pursuant to the Master Reorganization Agreement (the “Master Reorganization Agreement”), dated as of December 22, 2025, by and among the Company, Old PR, Permian Resources Operating, LLC, a Delaware limited liability company (“Opco”), and PRC NewCo II Inc, a Delaware corporation (“Merger Sub”): (a) the shares of Class C common stock, par value $0.0001 per share, of Old PR (“Old PR Class C Shares”) corresponding to units representing limited liability company interests in Opco (“Opco Units”) contributed to the Company in exchange for newly issued shares of Class A Common Stock by electing holders (the “Contributing Members”) in the exchange of Opco Units for newly issued shares of Class A Common Stock, on a one-for-one basis (the “Opco Unit Exchange”), were surrendered and cancelled for no consideration (the “Class C Share Cancellation”); (b) Merger Sub merged with and into Old PR (the “Merger”), as a result of which (i) each share of Class A common stock, par value $0.0001 per share, of Old PR (“Old PR Class A Shares”) then issued and outstanding was exchanged for one share of Class A Common Stock, (ii) each Old PR Class C Share then issued and outstanding was exchanged for one share of Class C common stock of the Company, par value $0.0001 per share (the “Class C Common Stock” and together with the Class A Common Stock, the “Common Stock”), and (iii) Old PR survived the Merger as a direct, wholly owned subsidiary of the Company; and (c) the Contributing Members contributed their Opco Units to the Company in exchange for newly issued shares of Class A Common Stock, as described in more detail in the Share Surrender and Unit Exchange Agreement, dated as of January 7, 2026, by and among the Company, Old PR and the Contributing Members (the “Share Surrender and Unit Exchange Agreement”). Following the Merger and the contributions described above, Opco became a partially owned subsidiary of the Company, with the Company’s interest in Opco owned partially directly and partially indirectly (through Old PR and its subsidiaries).

In connection with the Reorganization:

•

immediately prior to the effective time of the Merger (the “Effective Time”), the Class C Share Cancellation occurred, pursuant to which Old PR Class C Shares corresponding to Opco Units contributed to the Company by the Contributing Members were surrendered and cancelled for no consideration;

•

at the Effective Time, each Old PR Class A Share issued and outstanding immediately prior to the Effective Time was exchanged for one share of Class A Common Stock, having the same designations, rights, powers and preferences, and qualifications, limitations and restrictions, as the Old PR Class A Shares, and the holders of Old PR Class A Shares became stockholders of the Company;

•

at the Effective Time, each Old PR Class C Share issued and outstanding following the Class C Share Cancellation and immediately prior to the Effective Time was exchanged for one share of Class C Common Stock, having the same designations, rights, powers and preferences, and qualifications, limitations and restrictions, as the Old PR Class C Shares, and the holders of Old PR Class C Shares became stockholders of the Company;

•

immediately following the Effective Time, the Opco Unit Exchange occurred, pursuant to which each Contributing Member contributed all of its Opco Units to the Company in exchange for an equal number of newly issued shares of Class A Common Stock;

•

Old PR became a direct, wholly owned subsidiary of the Company, Old PR continues to hold all of the issued and outstanding Opco Units it held as of immediately prior to the Effective Time, and such Opco Units were otherwise unaffected by the Reorganization;

•	Opco became a partially owned subsidiary of the Company, with the Company’s interest in Opco owned partially directly and partially indirectly (through Old PR and its subsidiaries);

•

the limited liability company agreement of Opco was amended to reflect, among other things, that (i) the Company has been designated as the managing member of Opco, (ii) the Company replaces Old PR in such limited liability company agreement as the relevant publicly listed parent company and (iii) the continuing holders of Opco Units continue to have the redemption rights with respect to their Opco Units (together with a corresponding number of shares of Class C Common Stock) as set forth in such limited liability company agreement, except that Opco Units are instead redeemable for shares of Class A Common Stock;

•

as of the Effective Time, the Company assumed (a) the Permian Resources Corporation 2023 Long Term Incentive Plan (the “LTIP”), (b) all awards of restricted stock, performance share units and stock options, in each case, whether vested or unvested, that were then outstanding under the LTIP, (c) the grant notices and agreements evidencing such awards and (d) the then remaining unallocated share reserve issuable under the LTIP; and the terms and conditions that were in effect immediately prior to the Reorganization under each outstanding award assumed by the Company continue in full force and effect after the Reorganization, with certain exceptions to reflect the completion of the Reorganization, such as the performance share unit awards being in reference to performance of the Company instead of performance of Old PR (with respect to the portion of the applicable performance period following the Reorganization);

•

as of the Effective Time, (a) the Company assumed the Permian Resources Corporation Third Amended and Restated Severance Plan (and each participation agreement thereunder that was then outstanding) (the “Severance Plan”), (b) the terms and conditions of the Permian Resources Corporation Eighth Amended and Restated Non-Employee Director Compensation Program, applicable to members of the board of directors of Old PR (the “Old PR Board”) (and any committees thereof), were applied instead to members of the board of directors (the “Board”) of the Company (and any committees thereof) (and any portion of such compensation to be granted in the form of equity-based awards will be granted in awards denominated with reference to shares of Class A Common Stock instead of Old PR Class A Shares) and (c) the Company assumed the Centennial Resource Development, Inc. 2019 Employee Stock Purchase Plan; and

•	Old PR changed its name from “Permian Resources Corporation” to “Permian Resources Holdings Inc.,” and the Company changed its name from “PRC NewCo Inc” to “Permian Resources Corporation.”

After completion of the Reorganization, the Company replaced Old PR as the publicly held entity and, through its subsidiaries, will conduct all of the operations previously conducted by Old PR, and became the managing member of Opco.

The Reorganization was conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which provides for the formation of a holding company without a vote of the shareholders of the constituent corporation.

Following the consummation of the Reorganization, shares of Class A Common Stock continue to trade on the NYSE on an uninterrupted basis under the ticker symbol “PR” with the same CUSIP number (71424F105). Immediately after the consummation of the Reorganization, the Company has, on a consolidated basis, the same directors, executive officers, management, assets, business and operations as Old PR had immediately prior to the consummation of the Reorganization.

As a result of the Reorganization, the Company became the successor issuer to Old PR pursuant to Rule 12g-3(a) of the Exchange Act, and as a result, shares of Class A Common Stock are deemed registered under Section 12(b) of the Exchange Act as the Class A Common Stock of the successor issuer.

The foregoing descriptions are not complete and are qualified in their entirety by reference to the Master Reorganization Agreement, a copy of which was filed as Exhibit 2.1 to Current Report on Form 8-K, filed with U.S. Securities and Exchange Commission (the “Commission”) on December 22, 2025, and the Share Surrender and Unit Exchange Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report, and incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

Share Surrender and Unit Exchange Agreement

The information set forth in the Introductory Note above with respect to the Share Surrender and Unit Exchange Agreement is incorporated by reference herein.

Second Amended and Restated Registration Rights Agreement

On January 7, 2026, the Company entered into a second amended and restated registration rights agreement (the “A&R Registration Rights Agreement”) with Old PR and certain stockholders identified on the signature pages thereto. Pursuant to the A&R Registration Rights Agreement, the Company agreed to register the sale of shares of Class A Common Stock under certain circumstances, as described below. The A&R Registration Rights Agreement was entered into in order to, among other things, provide for the assumption of Old PR’s obligations thereunder by the Company. The A&R Registration Rights Agreement is substantially similar to the Amended and Restated Registration Rights Agreement, dated June 18, 2024, by and among Old PR and the signatories thereto, but contains certain administrative and clarifying changes to reflect the Reorganization.

Pursuant to the A&R Registration Rights Agreement, the Company is required to maintain a registration statement registering the offer and sale of a certain number of its shares of Class A Common Stock for the benefit of the Holders (as defined in the A&R Registration Rights Agreement). Generally, the Company is required to provide notice of the request to certain other Holders under the A&R Registration Rights Agreement who may, in certain circumstances, participate in the registration. Subject to certain exceptions, the Company will not be obligated to participate in more than one Underwritten Shelf Takedown (as defined in the A&R Registration Rights Agreement) in any calendar quarter.

Subject to certain exceptions, if at any time the Company proposes to register an offering of Class A Common Stock or conduct an underwritten offering, whether or not for its own account, then the Company must notify the Holders and allow them to include a specified number of their shares of Class A Common Stock in that registration statement or underwritten offering, as applicable.

The rights of Holders pursuant to certain provisions related to organized offerings, “piggy-back” rights and shelf registration rights, with respect to the Company’s securities, extend through June 30, 2029, unless earlier terminated with respect to any party, pursuant to the terms of the A&R Registration Rights Agreement.

These registration rights are subject to certain conditions and limitations, and the Company will generally be obligated to pay all registration expenses in connection with these registration obligations, regardless of whether a registration statement is filed or becomes effective. The A&R Registration Rights Agreement also requires the Company to indemnify each Holder against certain liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the A&R Registration Rights Agreement, which is attached as Exhibit 4.1 to this Current Report and incorporated in this Item 1.01 by reference.

Eighth Amended and Restated Limited Liability Company Agreement of Permian Resources Operating, LLC

On January 7, 2026, in connection with the Reorganization, the members of Opco entered into the Eighth Amended and Restated Limited Liability Company Agreement of Permian Resources Operating, LLC (the “A&R Opco LLC Agreement”), to reflect, among other things, that (i) the Company is the managing member of Opco, (ii) the Company replaces Old PR in such limited liability company agreement as the relevant publicly listed parent company and (iii) the continuing holders of Opco Units continue to have the redemption rights with respect to their Opco Units (together with a corresponding number of shares of Class C Common Stock) as set forth in such limited liability company agreement, except that Opco Units are instead redeemable for shares of Class A Common Stock.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the A&R Opco LLC Agreement, which is attached as Exhibit 10.2 to this Current Report and incorporated in this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note above is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Following the consummation of the Reorganization, the Class A Common Stock continues to trade on the NYSE on an uninterrupted basis under the ticker symbol “PR.”

The information set forth in Item 1.01, Item 5.03 and Item 8.01, under the heading “Successor Issuer,” of this Current Report describing the succession of the Company to Exchange Act Section 12(b) and reporting obligations of Old PR of this Current Report is hereby incorporated by reference in this Item 3.01.

In connection with the Reorganization, on January 7, 2026, Old PR requested that the NYSE file with the Commission an application on Form 25 to delist the Old PR Class A Common Stock from the NYSE and deregister the Old PR Class A Common Stock under Section 12(b) of the Exchange Act. Old PR intends to file a certificate on Form 15 requesting that the Old PR Class A Common Stock be deregistered under the Exchange Act and that Old PR’s reporting obligations under Section 15(d) of the Exchange Act be suspended (except to the extent of the succession of the Company to the Exchange Act Section 12(b) registration and reporting obligations of Old PR, as described under the heading “Successor Issuer” under Item 8.01 below).

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the Merger, on January 7, 2026, the Company issued 48,916,754 shares of Class A Common Stock to the Contributing Members immediately following the Effective Time, as described in the Introductory Note above.

The shares of Class A Common Stock issued to the Contributing Members have not been registered under the Securities Act in reliance upon an exemption from registration provided by Section 4(a)(2) of the Securities Act for transactions by an issuer not involving any public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by the Company that did not involve a public offering, (b) there were only a limited number of recipients and (c) the Company has received representations from the Contributing Members to support such exemption, including with respect to each Contributing Member’s status as an “accredited investor” (as that term is defined in Rule 501(a) of Regulation D promulgated under Section 4(a)(2) of the Securities Act).

The issuance of shares of Class A Common Stock and Class C Common Stock pursuant to the Merger is exempt from registration as it involves no sale for value in which any investment decision is made.

Item 3.03	Material Modification to Rights of Security Holders.

Upon consummation of the Reorganization, each Old PR Class A Share issued and outstanding immediately prior to the Merger automatically converted into an equivalent corresponding share of Class A Common Stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding Old PR Class A Share that was converted.

The information set forth in Item 1.01, Item 5.03 and Item 8.01 under the heading “Successor Issuer” of this Current Report is hereby incorporated by reference in this Item 3.03.

Item 5.01	Changes in Control of the Registrant.

The information set forth in the Introductory Note above is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

As of the Effective Time, the directors of the Company and their committee memberships and titles, which are listed below, are the same as the directors of Old PR immediately prior to the Reorganization.

Board Member	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee	Environmental, Social and Governance
Robert J. Anderson				X
Maire A. Baldwin	X	X - Chair
Frost W. Cochran	X			X
Karan E. Eves	X		X
Steven D. Gray (Board Chair)		X	X - Chair
Aron Marquez		X		X
William J. Quinn
Jeffrey H. Tepper	X - Chair		X
Robert M. Tichio		X		X - Chair
William M. Hickey III
James H. Walter

Biographical information for each of Mr. Anderson, Ms. Baldwin, Mr. Cochran, Ms. Eves, Mr. Gray, Mr. Marquez, Mr. Quinn, Mr. Tepper, Mr. Tichio, Mr. Hickey and Mr. Walter is set forth in Old PR’s definitive proxy statement for the 2025 Annual Meeting of Stockholders, filed with the Commission on April 10, 2025 (the “2025 Proxy Statement”), under the caption “Director Nominees” and is incorporated herein by reference.

Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, the Board determined that each of Ms. Baldwin, Mr. Cochran, Ms. Eves, Mr. Gray, Mr. Marquez, Mr. Tepper and Mr. Tichio, representing a majority of the directors, do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the Commission and the listing requirements of the NYSE. There are no transactions in which Ms. Baldwin, Mr. Cochran, Ms. Eves, Mr. Gray, Mr. Marquez, Mr. Tepper and Mr. Tichio have an interest requiring disclosure under Item 404(a) of Regulation S-K.

Appointment of Officers

Effective as of the Effective Time, the existing officers, William M. Hickey III as Co-Chief Executive Officer, James H. Walter as Co-Chief Executive Officer, Guy M. Oliphint as Chief Financial Officer, John C. Bell as General Counsel and Secretary, and Robert R. Shannon as Chief Accounting Officer, continue to be officers of the Company. Biographical information about the Company’s executive officers is included in the 2025 Proxy Statement under the captions “Director Nominees” and “Executive Officers” and is incorporated herein by reference.

Indemnification of Directors and Officers

On January 7, 2026, the Company entered into indemnification agreements with each of Mr. Anderson, Ms. Baldwin, Mr. Cochran, Ms. Eves, Mr. Gray, Mr. Marquez, Mr. Quinn, Mr. Tepper, Mr. Tichio, Mr. Hickey, Mr. Walter, Mr. Oliphint, Mr. Bell and Mr. Shannon. These agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Indemnification Agreements, the form of which is attached as Exhibit 10.3 to this Current Report and incorporated in this Item 5.02 by reference.

Compensatory Plans

In connection with the closing of the Reorganization, the Company assumed the following compensatory plans of Old PR: (a) the LTIP as well as the outstanding awards granted under the LTIP, including all awards of restricted stock, performance share units and stock options, in each case, whether or not vested, that are then outstanding under the LTIP and each (i) restricted stock grant notice and restricted stock agreement, (ii) restricted stock unit grant notice and restricted stock unit agreement, (iii) performance share unit grant notice and performance share unit agreement and (iv) stock option grant notice and stock option agreement, in each case, evidencing then-outstanding awards under the LTIP and (b) the Severance Plan. In connection with the assumption of the LTIP, the Company also assumed the remaining share reserves available for issuance under the LTIP, subject to applicable adjustments to relate to the Company’s Class A Common Stock, and the Centennial Resource Development, Inc. 2019 Employee Stock Purchase Plan.

With respect to the director compensation program that was applicable to members of the Old PR Board, the Company approved the continuance of the terms and conditions of that program for members of the Board following the Reorganization. For each year that an individual serves as a director of the Board who is not also an employee of the Company or any parent or subsidiary of the Company or affiliated with Pearl Energy Investments, L.P. or Post Oak Energy Capital, LP (“non-employee directors”), such individual will receive an annual cash retainer in the amount of $87,500 (paid quarterly in arrears in cash or through an equity award at the outset of the director’s service year). Non-employee directors will also receive an annual award from the LTIP in the form of restricted stock with a grant date value equal to $200,000, with additional awards granted in connection with committee chairmanship with grant date value equal to the following amounts: (i) $155,000 for services as independent chairperson of the Board, (ii) $22,500 for services as chair of the audit committee, (iii) $20,000 for services as chair of the compensation committee, (iv) $15,000 for services as chair of the nominating and corporate governance committee and (v) $15,000 for services as chair of the environmental, social and governance committee. The Company will also reimburse directors for fees or expenses incurred in the performance of their services to the Company, including expenses for any relevant director education programs they attend. The Company extends coverage to all directors under its directors’ and officers’ indemnity insurance policies.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon consummation of the Reorganization, the Amended and Restated Certificate of Incorporation of the Company (the “A&R Certificate of Incorporation”) and the Amended and Restated Bylaws of the Company were the same as the certificate of incorporation and the bylaws of Old PR immediately prior to consummation of the Reorganization, respectively, other than certain technical changes permitted by Section 251(g) of the DGCL. The A&R Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on January 7, 2026.

Effective as of immediately following the completion of the Merger on January 7, 2026, and in accordance with the Master Reorganization Agreement, the Company changed the corporate name of the Company from “PRC NewCo Inc” to “Permian Resources Corporation” and has amended and restated its certificate of incorporation to reflect such name change.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibit 3.1 and Exhibit 3.2 to this Current Report, which are incorporated by reference in this Item 5.03.

Item 7.01	Regulation FD Disclosure.

On January 7, 2026, the Company issued a press release announcing the closing of the Reorganization. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this Current Report, including Exhibit 99.1, are being “furnished” pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purpose of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act, except as shall be expressly set forth in such filing.

Item 8.01	Other Items.

Successor Issuer

In connection with the Reorganization and by operation of Rule 12g-3(a) promulgated under the Exchange Act, the Company is the successor issuer to Old PR and has succeeded to the attributes of Old PR as the registrant. Shares of the Company’s Class A Common Stock are deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. The Company hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

Description of Company Capital Stock

The description of the Company’s capital stock provided in Exhibit 99.2 to this Current Report, which is incorporated by reference herein, modifies and supersedes any prior description of Old PR’s capital stock in any registration statement or report filed with the Commission and will be available for incorporation by reference into certain of the Company’s filings with the Commission pursuant to the Securities Act, the Exchange Act and the rules and forms promulgated thereunder.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Master Reorganization Agreement, dated as of December 22, 2025, by and among Permian Resources Corporation (n/k/a Permian Resources Holdings Inc.), Permian Resources Operating, LLC, PRC NewCo Inc (n/k/a Permian Resources Corporation) and PRC NewCo II Inc (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on December 22, 2025).

3.1	Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on January 7, 2026.

3.2	Amended and Restated Bylaws of the Company, effective as of January 7, 2026.

4.1*	Second Amended and Restated Registration Rights Agreement, dated January 7, 2026, by and between the Company, Old PR and the signatories thereto.

10.1+	Share Surrender and Unit Exchange Agreement, dated as of January 7, 2026, by and among Permian Resources Corporation (n/k/a Permian Resources Holdings Inc.), Permian Resources Operating, LLC, PRC NewCo Inc (n/k/a Permian Resources Corporation) and the individuals set forth on the signature pages thereto.

10.2	Eighth Amended and Restated Limited Liability Company Agreement of Permian Resources Operating, LLC, dated as of January 7, 2026.

10.3	Form of Indemnification Agreement.

99.1	Press Release, dated as of January 7, 2026.

99.2	Description of Capital Stock.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Commission.

+

Certain portions of the exhibit have been omitted pursuant to Item 601(a)(6) of Regulations S-K. The registrant undertakes to furnish supplemental copies of any of the omitted portions upon request by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMIAN RESOURCES CORPORATION

By:	/s/ Guy Oliphint
Name:	Guy Oliphint
Title:	Executive Vice President and Chief Financial Officer

Date: January 7, 2026